                                  Exhibit 99.1
                                  ------------

                         WAVERIDER COMMUNICATIONS INC.

                            CERTIFICATE OF AMENDMENT
                                       TO
                           CERTIFICATE OF DESIGNATION
                                       OF
                  SERIES B VOTING CONVERTIBLE PREFERRED STOCK

                    Nevada Revised Statutes Section 78.1955


     Waverider Communications Inc., a Nevada corporation (the "corporation"), certifies by and through its undersigned President or Vice-President and Secretary or Assistant Secretary that the Board of Directors of the corporation, pursuant to Nevada Revised Statutes Section 78.1955, has adopted a resolution amending the resolution of the Board of Directors which established a series of the corporation's authorized preferred stock designated as Series B Voting Convertible Preferred Stock (the "Series B Voting Convertible Preferred Stock"). The voting powers, designations, preferences, limitations, restrictions and relative rights of the of the Series B Voting Convertible Preferred Stock were set forth in a Certificate of Amendment to Articles of Incorporation of Channel i Inc. (now Waverider Communications Inc.) filed on May 16, 1997 (the "Original Certificate of Designation").

     1.   Amendment to Designation.  The designation of the Series B Voting
          -------------------------
Convertible Preferred Stock shall not be amended by this Certificate of Amendment.

     2.   Shareholder Approval.  The amendments to the Series B Voting
          --------------------
Convertible Preferred Stock set forth in this Certificate of Amendment have been approved by the stockholders of the corporation as required by Subsection 3 of Nevada Revised Statutes Section 78.1955.

     3.   Amendments.  Paragraph 4.1 of the Original Certificate of Designation
          ----------
is hereby deleted in its entirety and the following is hereby inserted in its place:

     "4.1. Conversion Rate. Each share of Series B Preferred Stock may, subject to the terms hereof and subject to adjustment as provided below, at any time after issuance be converted at the option of the holder thereof into two-and-one-half (2.5) fully paid, nonassessable shares of common stock of the Company, US$.001 par value per share. The common shares of the Company into which shares of Series B Preferred Stock are converted ("Conversion Shares") will not be registered, at the time of issuance, under the Securities Act of 1933, as amended (the "Act"), but shall be issued in reliance upon an exemption from registration under the Act. Conversion shall be deemed to occur on the date a certificate or certificates evidencing shares of Series B Preferred Stock being converted is presented to the Company's transfer agent and registrar, properly endorsed and accompanied by the proper fee payable to the transfer agent."

The following is hereby added immediately after Paragraph 4.5:

     "4.6 Status of Shares. Unless otherwise provided by the articles of incorporation of the Company:

          (a) Prior to the issuance of any shares of Series B Preferred Stock, unless the articles of incorporation of the Company provide otherwise, the Board of Directors, by resolution thereof, may
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               (i)  amend the designation, number, voting powers, preferences, limitations, restrictions and relative rights of such Series B Preferred Stock, or

               (ii) rescind, retire or otherwise cancel such Series B Preferred Stock and the establishment thereof.

          (b) In the event that shares of Series B Preferred Stock have been issued and are outstanding, the Board of Directors, by resolution thereof, may amend the designation, number, voting powers, preferences, limitations, restrictions and relative rights of the Series B Preferred Stock subject to approval by the vote of stockholders holding shares of the Company entitling them to exercise a majority of the voting power, or such greater proportion of the shares as may be required by the articles of incorporation of the Company, of Series B Preferred Stock and each class and each series of stock which, before amendment, is senior to Series B Preferred Stock as to the payment of distributions upon dissolution of the corporation.

          (c) Shares of Series B Preferred Stock that have been issued and thereafter redeemed, converted, exchanged, purchased, retired or surrendered to the Company, or otherwise reacquired by the Company, shall have the status of authorized and unissued shares and unless the articles of incorporation of the Company provide otherwise, the Board of Directors, by resolution thereof, may redesignate, rescind, retire or otherwise cancel such Series B Preferred Stock and the establishment thereof."




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

     In witness whereof, the undersigned have executed this Certificate of Amendment as of the 15th day of April, 1998.
                    ------

/s/ D. Bruce Sinclair
_________________________________________,
D. Bruce Sinclair, President


/s/ T. Scott Worthington
_________________________________________,
T. Scott Worthington, Assistant Secretary

Province of Ontario                      )
                                         )  ss.

     This instrument was acknowledged before me on April 22, 1998, by D. Bruce Sinclair as President of Waverider Communications Inc.



                                                 _____________________________
                                                 NOTARY PUBLIC

My Commission Does Not Expire:  __________________.


Province of Ontario                      )
                                         )  ss.

     This instrument was acknowledged before me on April 22, 1998, by T. Scott Worthington as Assistant Secretary of Waverider Communications Inc.



                                                 _____________________________
                                                 NOTARY PUBLIC

My Commission Does Not Expire:  __________________.

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